RECENTLY RELEASED STANDARDS	12 Months Ended
Dec. 31, 2012
Recently Released Standards [Abstract]
RECENTLY RELEASED STANDARDS
4.	RECENTLY RELEASED STANDARDS

In October 2012, the Financial Accounting Standards Board, or FASB, issued Accounting Standards Update, or ASU, No. 2012-04, Technical Corrections and Improvements, which was meant to correct minor technical errors in the codification and to conform terminology and clarify certain guidance in various topics of the codification to fully reflect the fair value measurement and disclosure requirements of Topic 820. This guidance is effective for interim and annual periods beginning after December 15, 2012. This guidance is not expected to have an impact on the results of operations or financial position of the Company.

On February 5, 2013, the FASB issued authoritative guidance (ASU 2013-02), which further revises the manner in which entities present comprehensive income in their financial statements. The new guidance requires entities to report the effect of significant reclassifications out of accumulated other comprehensive income on the respective line items in the net income if the amount being reclassified is required under US GAAP to be classified in its entirety to net income. For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income in the same reporting period, entities are required to cross-reference other disclosures required under U.S. GAAP that provide additional detail about those amounts. This guidance is effective for interim and annual periods beginning after December 15, 2012. The guidance affects presentation only and is not expected to have an impact on the results of operations or financial condition of the Company.